Media Inquiries: Investor Inquiries: Christina Knittel John Nunziati 408-496-3417 408-562-3780 crknittel@avaya.com jfnunziati@avaya.com Avaya Reports First Quarter Fiscal 2016 Financial Results First Quarter Fiscal 2016: • Revenue of $958 million • Operating Income of $91 million, Non-GAAP Operating Income(1) of $185 million • Adjusted EBITDA(1) of $228 million, 23.8% of revenue • Signed $189 million in cloud and managed service contracts Santa Clara, Calif. — Monday, February 8, 2016 – Avaya reported financial results for the first fiscal quarter ended December 31, 2015. Total revenue for the first quarter was $958 million, down $50 million compared to the prior quarter, down $121 million year-over-year, and below the Company’s expected range. For the quarter, adjusted EBITDA(1) was $228 million which compares to adjusted EBITDA of $246 million for the prior quarter and $239 million for the first quarter of fiscal 2015. GAAP operating income was $91 million and non-GAAP operating income was $185 million which compares to non-GAAP operating income of $202 million for the prior quarter and $193 million for the first quarter of fiscal 2015. “In the first fiscal quarter, the company’s business model advanced, continuing the transition to a software and services platform. Estimated total contract value increased sequentially and year-over-year to record levels and key metrics, such as non-GAAP gross margins, non-GAAP operating margin, and adjusted EBITDA as a percentage of revenue increased year-over-year. Revenue declined year-over-year and was below our expectations while free cash flow was positive and we continued to execute on our cost reduction initiatives,” said Kevin Kennedy, president and CEO. “As we progress through fiscal 2016, Avaya expects further improvements to our cost structure while driving progress on our key initiatives.” Exhibit 99.1

First Fiscal Quarter Highlights • Estimated total contract value was $3.1 billion up 5% from the first quarter of fiscal 2015 in constant currency. This amount includes over $900 million for private cloud and managed services, a 16% increase from the first quarter of fiscal 2015 in constant currency. • Revenue from flagship products and services accounted for a record 49.6% of total revenue and revenue from core products and services accounted for 43.7% of total revenue. Cloud and managed services revenue grew 5% year-over-year and contact center revenue grew 5% year- over-year on a normalized basis. • Gross margin was 60.4% compared to 61.1% for the prior quarter and 59.1% for the first quarter of fiscal 2015 • Non-GAAP gross margin was 61.3% compared to 62.0% for the prior quarter and 60.1% for the first quarter of fiscal 2015 • Adjusted EBITDA was $228 million or 23.8% of revenue compared to $246 million or 24.4% of revenue for the prior quarter and $239 million or 22.2% of revenue for the first quarter of fiscal 2015 • For the first fiscal quarter, percentage of revenue by geography was: ‐ U.S. – 55% - EMEA – 25% ‐ Asia-Pacific – 11% - Americas International – 9% Conference Call and Webcast Avaya will host a financial results webcast and conference call to discuss its financial results and Q&A at 2:00 PM PST on February 8, 2016. On the call will be Kevin Kennedy, president and CEO, and Dave Vellequette, CFO. The call will be moderated by John Nunziati, senior director of investor relations. To join the financial results live webcast and view supplementary materials, listeners should access the investor page of Avaya’s website (www.avaya.com/investors). Following the live webcast, a replay will be available at the same web address in the event archives. To access the financial results live webcast by phone, dial 888-632-3381 in the U.S. or Canada and 785-424-1678 for international callers, using the conference ID: AVQ116. Listeners should access the webcast or the call 10-15 minutes before the start time to ensure they are connected prior to the start time. A replay of the financial results live webcast and conference call will be available beginning at 2:00 PM PST on February 9 through March 9, 2016, by accessing event archives from the investor page of Avaya’s website (www.avaya.com/investors).

About Avaya Avaya is a leading provider of solutions that enable customer and team engagement across multiple channels and devices for better customer experience, increased productivity and enhanced financial performance. Its world-class contact center and unified communications technologies and services are available in a wide variety of flexible on-premise and cloud deployment options that seamlessly integrate with non-Avaya applications. The Avaya Engagement Environment enables third parties to create and customize business applications for competitive advantage. Avaya’s fabric-based networking solutions help simplify and accelerate the deployment of business critical applications and services. For more information please visit www.avaya.com. Certain statements contained in this press release may be forward-looking statements, including statements about our future financial and operational performance, planned and unrealized future savings, as well as statements about our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "our vision," "plan," "potential," "predict," "should," "will" or "would" or the negative thereof or other variations thereof or other comparable terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, our 2015 Form 10-K filed with the SEC on November 23, 2015. Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 1 Refer to Supplemental Financial Information accompanying this press release for a reconciliation of GAAP to non-GAAP numbers and for reconciliation of adjusted EBITDA for the fourth quarter of fiscal 2015 see our Form 8-K filed with the SEC on November 16, 2015 at www.sec.gov.

2015 2014 REVENUE Products 464$ 549$ Services 494 530 958 1,079 COSTS Products: Costs (exclusive of amortization of acquired technology intangible assets) 164 203 Amortization of acquired technology intangible assets 8 9 Services 207 229 379 441 GROSS PROFIT 579 638 OPERATING EXPENSES Selling, general and administrative 333 374 Research and development 75 88 Amortization of acquired intangible assets 57 57 Restructuring charges, net 23 15 488 534 OPERATING INCOME 91 104 Interest expense (118) (112) Other income, net 4 14 (LOSS) INCOME BEFORE INCOME TAXES (23) 6 Provision for income taxes (4) (3) NET (LOSS) INCOME (27)$ 3$ Three months ended December 31, Avaya Inc. Consolidated Statements of Operations (Unaudited; in millions)

December 31, 2015 September 30, 2015 ASSETS Current assets: Cash and cash equivalents 344$ 323$ Accounts receivable, net 628 678 Inventory 172 174 Deferred income taxes, net 31 26 Other current assets 204 171 TOTAL CURRENT ASSETS 1,379 1,372 Property, plant and equipment, net 280 282 Deferred income taxes, net 32 34 Acquired intangible assets, net 904 970 Goodwill 4,073 4,074 Other assets 124 130 TOTAL ASSETS 6,792$ 6,862$ LIABILITIES Current liabilities: Debt maturing within one year 25$ 7$ Accounts payable 372 379 Payroll and benefit obligations 200 229 Deferred revenue 665 665 Business restructuring reserve, current portion 87 90 Other current liabilities 293 282 TOTAL CURRENT LIABILITIES 1,642 1,652 Long-term debt 5,956 5,960 Pension obligations 1,642 1,690 Other postretirement obligations 183 194 Deferred income taxes, net 265 262 Business restructuring reserve, non-current portion 64 67 Other liabilities 417 415 TOTAL NON-CURRENT LIABILITIES 8,527 8,588 Commitments and contingencies STOCKHOLDER'S DEFICIENCY Common stock - - Additional paid-in capital 2,985 2,981 Accumulated deficit (5,002) (4,975) Accumulated other comprehensive loss (1,360) (1,384) TOTAL STOCKHOLDER'S DEFICIENCY (3,377) (3,378) TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY 6,792$ 6,862$ Avaya Inc. (Unaudited; in millions) Consolidated Balance Sheets

2015 2014 Net cash (used for) provided by: Net (loss) income (27)$ 3$ Adjustments to net (loss) income for non-cash items 93 86 Changes in operating assets and liabilities (11) (25) Operating activities 55 64 Investing activities (32) (26) Financing activities 6 (22) Effect of exchange rate changes on cash and cash equivalents (8) (10) Net increase in cash and cash equivalents 21 6 Cash and cash equivalents at beginning of period 323 322 Cash and cash equivalents at end of period 344$ 328$ Avaya Inc. Condensed Statements of Cash Flows (Unaudited; in millions) Three months ended December 31,

Avaya Inc. Supplemental Schedules of Revenue (Unaudited; in millions) Mar. 31, 2015 June 30, 2015 Sept. 30, 2015 2015 2014 2015 2014 Amount Pct. Pct., net of FX impact Revenue by Segment 440$ 435$ 440$ GCS 414$ 481$ 43% 45% (67)$ -14% -12% 47 59 59 Networking 50 68 5% 6% (18) -26% -25% 487 494 499 Total ECS product revenue 464 549 48% 51% (85) -15% -14% 508 505 509 AGS 494 530 52% 49% (36) -7% -3% 995$ 999$ 1,008$ Total revenue 958$ 1,079$ 100% 100% (121)$ -11% -9% Revenue by Geography 531$ 538$ 562$ U.S. 528$ 572$ 55% 53% (44)$ -8% -8% International: 266 263 243 EMEA 239 301 25% 28% (62) -21% -16% 104 107 113 APAC - Asia Pacific 106 101 11% 9% 5 5% 9% 94 91 90 85 105 9% 10% (20) -19% -8% 464 461 446 Total International 430 507 45% 47% (77) -15% -10% 995$ 999$ 1,008$ Total revenue 958$ 1,079$ 100% 100% (121)$ -11% -9% Three Months Ended Mix Americas International - Canada and Latin America Revenues Change Three Months Ended December 31,

Use of non-GAAP (Adjusted) Financial Measures The information furnished in this release includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (GAAP), including EBITDA, adjusted EBITDA, non-GAAP gross margin as a percentage of revenue, and non-GAAP operating income. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments as described in our SEC filings. We believe that including supplementary information concerning Adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and Adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. While EBITDA measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of Adjusted EBITDA allows the addition of certain non-cash charges that are deducted in calculating net income (loss), and restructuring charges, certain fees payable to our private equity sponsors and other specific cash costs and expenses and that portion of our pension costs, other post-employment benefits costs, and non-retirement post-employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits as set forth in the reconciliation of GAAP to non-GAAP numbers shown below. However, these are expenses that may recur, may vary and are difficult to predict. Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business. Non-GAAP operating income excludes the amortization of technology intangible assets, restructuring and impairment charges, acquisition and integration related costs, third party sales transformation costs, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP operating income because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the company’s ongoing operating results when assessing the performance of the business. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with Avaya’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Avaya's results of operations in conjunction with the corresponding GAAP measures. The following tables reconcile GAAP measures to non-GAAP measures: 2015 2014 Net (loss) income (27)$ 3$ Interest expense 118 112 Provision for income taxes 4 3 Depreciation and amortization 93 94 188 212 Restructuring charges, net 23 15 Sponsors’ fees 2 2 Integration-related costs - 1 Third-party sales transformation costs 2 - Non-cash share-based compensation 4 7 Change in certain tax indemnifications - (9) Gain on foreign currency transactions (6) (6) Pension/OPEB/nonretirement postemployment benefits and long- term disability costs 15 17 Adjusted EBITDA 228$ 239$ EBITDA Three months ended December 31, Avaya Inc. Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions)

Dec. 31, Mar. 31, June 30, Sept. 30, Dec. 31, 2014 2015 2015 2015 2015 Gross Profit 638$ 592$ 584$ 616$ 579$ Gross Margin 59.1% 59.5% 58.5% 61.1% 60.4% Items excluded: Amortization of acquired technology intangible assets 9 7 10 9 8 Share-based compensation 2 - - - - Non-GAAP Gross Profit 649$ 599$ 594$ 625$ 587$ Non-GAAP Gross Margin 60.1% 60.2% 59.5% 62.0% 61.3% Reconciliation of Non-GAAP Operating Income Operating Income 104$ 83$ 84$ 100$ 91$ Percentage of Revenue 9.6% 8.3% 8.4% 9.9% 9.5% Items excluded: Amortization of acquired intangible assets 66 64 65 66 65 Restructuring charges, net 15 10 7 30 23 Integration-related costs 1 - - 2 - Third-party sales transformation costs - - - - 2 Acquisition-related costs - - 1 - - Share-based compensation 7 4 4 4 4 Other - 1 - - - Non-GAAP Operating Income 193$ 162$ 161$ 202$ 185$ Non-GAAP Operating Margin 17.9% 16.3% 16.1% 20.0% 19.3% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Avaya Inc. Supplemental Schedules of Non-GAAP Reconciliations (Unaudited; in millions) Three Months Ended

Dec. 31, Mar. 31, June 30, Sept. 30, Dec. 31, 2014 2015 2015 2015 2015 Revenue 549$ 487$ 494$ 499$ 464$ Costs (exclusive of amortization of acquired technology intangible assets) 203 182 186 173 164 Amortization of acquired technology intangible assets 9 7 10 9 8 GAAP Gross Profit 337 298 298 317 292 GAAP Gross Margin 61.4% 61.2% 60.3% 63.5% 62.9% Items excluded: Amortization of acquired technology intangible assets 9 7 10 9 8 Non-GAAP Gross Profit 346$ 305$ 308$ 326$ 300$ Non-GAAP Gross Margin 63.0% 62.6% 62.3% 65.3% 64.7% Revenue 530$ 508$ 505$ 509$ 494$ Costs 229 214 219 210 207 GAAP Gross Profit 301 294 286 299 287 GAAP Gross Margin 56.8% 57.9% 56.6% 58.7% 58.1% Items excluded: Share-based compensation 2 - - - - Non-GAAP Gross Profit 303$ 294$ 286$ 299$ 287$ Non-GAAP Gross Margin 57.2% 57.9% 56.6% 58.7% 58.1% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Three Months Ended Avaya Inc. Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio (Unaudited; in millions)